Confidential treatment has been requested for portions of this document.  This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request.  Omissions are designated by the symbol […***…].  A complete version of this document has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

March 10, 2011,

among

ALLEGIANT TRAVEL COMPANY,

THE SUBSIDIARIES OF ALLEGIANT TRAVEL COMPANY IDENTIFIED HEREIN

and

THE BANK OF NEW YORK MELLON,

as Collateral Agent

i

ii

Schedules
Schedule I	Subsidiary Guarantors
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits
Exhibit I	Form of Supplement
Exhibit II	Form of Intellectual Property Security Agreement
Exhibit III	Form of Aircraft Security Agreement
Exhibit IV	Form of Perfection Certificate
Exhibit V	Form of Acknowledgement, Consent and Control Agreement

iii

GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”) dated as of March 10, 2011, among ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “Borrower”), the Subsidiaries of ALLEGIANT TRAVEL COMPANY identified herein and THE BANK OF NEW YORK MELLON (“BNYM”), as collateral agent (in such capacity, the “Collateral Agent”).

Reference is made to the Credit Agreement dated as of March 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, Citadel Securities Trading LLC, as Administrative Agent and BNYM, as Collateral Agent.  The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Subsidiary Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.                                Credit Agreement.  (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)           The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.                                Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Aircraft” has the meaning given to such term in the Aircraft Security Agreement.

“Aircraft Collateral” has the meaning set forth in the Aircraft Security Agreement.

 “Aircraft Security Agreement” has the meaning assigned to such term in Section 4.02(d).

“Airframe” has the meaning given to such term in the Aircraft Security Agreement.

 “Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether or not the underlying works of authorship have been published; all works of authorship and other intellectual property rights therein; all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights; all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, (b) all registrations, applications for registration and renewals of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those material copyrights listed on Schedule III, (c) the rights to print, publish and distribute any of the foregoing, (d) the right to sue or otherwise recover for any and all past, present and future infringements thereof and (e) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Engines” has the meaning given to such term in the Aircraft Security Agreement.

“Excluded Collateral” has the meaning given to such term in the Aircraft Security Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases (other than leases constituting Aircraft Collateral), Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means the Borrower and the Subsidiary Guarantors.

“Guarantors” means the Subsidiary Guarantors.

“Intellectual Property” means (a) all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, (b) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto and (c) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof.

“Intellectual Property Security Agreement” has the meaning assigned to such term in Section 4.02(c).

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those material licenses listed on Schedule III.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents, (d) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Borrower referred to in clauses (a), (b) and (c) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or leave, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees, expenses and court costs, and (e) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Owned Equipment” has the meaning given to such term in the Aircraft Security Agreement.

“Obligations” means (a) Loan Document Obligations and (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) (x) is in effect on the Closing Date with a counterparty that is a Lender, the Administrative Agent, the Collateral Agent or any of their respective Affiliates as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender, the Administrative Agent, the Collateral Agent or any of their respective Affiliates at the time such Hedging Agreement is entered into and (ii) are agreements entered into to hedge against fluctuations in interest rates or currency incurred in the ordinary course of business and consistent with prudent business practice; provided that in each case such agreements or arrangements shall not have been entered into for speculation purposes.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, all recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those material patents listed on Schedule III, (b) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (c) all reissues, continuations, divisions, continuations-in-part, renewals, substitutes, improvements thereon or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, import, sell and/or offer to sell the inventions disclosed or claimed therein and (d) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Perfection Certificate” means a certificate substantially in the form of Exhibit IV to this Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by each Grantor.

“Permitted Encumbrance” means Liens of the type described in Section 6.02 of the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each counterparty to any Hedging Agreement with a Loan Party the obligations under which constitute Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Spare Part” has the meaning given to such term in the Aircraft Security Agreement.

“Spare Part Locations” has the meaning given such term in the Aircraft Security Agreement.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those material trademarks listed on Schedule III, (b) the right to sue or otherwise recover for any and all past, present and future infringements, dilutions and misappropriations thereof, (c) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, (d) in each case above, all goodwill associated therewith or symbolized thereby and (e) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

SECTION 2.01.                                Guarantee.  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations.  Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.                                Guarantee of Payment.  Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03.                                No Limitations.  (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).  Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b)           To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations.  The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04.                                Reinstatement.  Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05.                                Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06.                                Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01.                                Pledge.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or (ii) the Equity Interests in SFB Fueling, LLC or […***…]; (b) (i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title  interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02.                                Delivery of the Pledged Collateral.  (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

(b)           Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any other Grantor to be evidenced by a duly executed Intercompany Note.

(c)           Upon delivery to the Collateral Agent, (i) any certificated Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request, (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request and (iii) all uncertificated Pledged Securities shall be accompanied by a control agreement in the form of Exhibit V.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03.                                Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)           Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interest debt securities and promissory notes required to be pledged hereunder;

(b)           the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are, to Grantors’ knowledge, legal, valid and binding obligations of the issuers thereof;

(c)           except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement and Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances), however arising, of all Persons whomsoever;

(d)           except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e)           each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)           no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g)           by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(h)           the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 3.04.                                Certification of Limited Liability Company and Limited Partnership Interests.  Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall either (x) be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, or (y) with respect to uncertificated interests, be made subject to a control agreement in a form of Exhibit V to this Agreement.

SECTION 3.05.                                Registration in Nominee Name; Denominations.  Prior to the occurrence and continuance of an Event of Default the Pledged Securities shall be held in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent.  Following the occurrence and continuance of an Event of Default and the acceleration of the Loans, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.  The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06.                                Voting Rights; Dividends and Interest.  (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent (acting at the written direction of the Required Lenders) shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i)           Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)           The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request (and in form and substance reasonably satisfactory to the Collateral Agent) for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)           Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b)           Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c)           Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under  this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent (acting at the written direction of the Required Lenders), which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, upon receipt of a written direction from the Required Lenders, the Collateral Agent shall permit the Grantors to exercise such rights following and during the continuance of an Event of Default.

(d)           Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent (acting at the written direction of the Required Lenders) in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01.                                Security Interest.  (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)           all Accounts;

(ii)           all Chattel paper;

(iii)           all cash and Deposit accounts;

(iv)           all Documents;

(v)           all Equipment;

(vi)           all General intangibles (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section l(b) of the Lanham Act, 15 U.S.C. § 1051 to the extent the security interest granted hereunder would cause the invalidation of such application, unless and until an Amendment to Allege Use or a Statement of Use under Sections l(c) and l(d) of said Act has been filed);

(vii)           all Instruments;

(viii)           all Inventory;

(ix)           all Investment property;

(x)           all Letter-of-credit rights;

(xi)           all commercial tort claims;

(xii)           all books and records pertaining to the Article 9 Collateral;

(xiii)           all computer programs of such Grantor and all intellectual property rights therein and all other proprietary information of such Grantor;

(xiv)           all Goods;

(xv)           all permits;

(xvi)           all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

(xvii)           all Supporting obligations;

(xviii)           to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

Excluding, all Aircraft Collateral (which shall be granted exclusively under the Aircraft Security Agreement), all Excluded Collateral and all Non-Owned Equipment (including, without limitation all assets and properties relating thereto described in clauses (i) through (xviii) above).

(b)           In the event any Grantor fails to make the necessary filings under the terms of the Loan Documents, such Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral and the Aircraft Collateral granted under the Aircraft Security Agreement and amendments thereto that (i) indicate the Collateral made subject to the Lien of the Security Documents, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

In the event any Grantor fails to make the necessary filings, the Collateral Agent is further authorized to file with (i) the FAA (to the extent provided under the Perfection Requirements) and the International Registry of Mobile Assets (to the extent authorized pursuant to Section 2.17 of the Aircraft Security Agreement) and (ii) the United States Patent and Trademark Office and the United States Copyright Office (or any successor office or any similar office in any other country) (to the extent authorized pursuant to Section 4.05(e)), such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor hereunder or under the Intellectual Property Security Agreement or the security interest granted by each Grantor under the Aircraft Security Agreement, without the signature of any Grantor, if permitted, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c)           The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d)           Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to any contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the unenforceability of any right of the Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity), provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in (i) or (ii) including, without limitation, any proceeds of such contract or agreement.

SECTION 4.02.                                Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a)           Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)           The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Closing Date.  The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations to be filed by the Grantors on the Closing Date in each governmental, municipal or other office specified in Schedule 3.19(a) to the Credit Agreement (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.06 or Section 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration (other than filings required to be made in the United States Patent and Trademark Office or the United States Copyright Office) is necessary in any such jurisdiction, except for Uniform Commercial Code financing statements as provided under applicable law with respect to the filing of continuation statements.

(c)           Each Grantor represents and warrants that fully executed intellectual property security agreements substantially in the form of Exhibit II hereto (each, an “Intellectual Property Security Agreement”) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent.  Such documents are in a condition when authorized pursuant to Section 4.05(f) of this Agreement for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261,15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions and, upon making such recordation when permitted pursuant to Section 4.05(f) of this Agreement, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(d)           Each Grantor represents and warrants that one or more fully executed aircraft security agreements substantially in the form of Exhibit III hereto (each, an “Aircraft Security Agreement”) containing a description of all Aircraft Collateral will be filed by the Grantors on the Closing Date with the FAA and recordation of interests thereunder with the International Registry of Mobile Assets, in each case as required by the Perfection Requirements of the Aircraft Security Agreement, to protect the validity of and to establish a legal, valid and perfected security interest (in accordance with the Perfection Requirements of the Aircraft Security Agreement in favor) of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Aircraft Collateral.

(e)           The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations,  and (ii) subject to the filings and exceptions described in Sections 4.02(b) and (c), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions to the extent required by the terms of the Security Documents.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

(f)           The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Encumbrances.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Encumbrances.

(g)           Schedule III lists all issued Patents and material Patent applications, registrations and applications to register material Trademarks and registered material Copyrights owned by such Grantor in its own name on the date hereof.  Except as set forth in Schedule III, (i) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such applications, registrations and issuances and (ii) none of the Intellectual Property owned by any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(h)           On the date hereof, all issued Patents, registrations of Trademarks and registered Copyrights of such Grantor described on Schedule III are subsisting, enforceable and unexpired and have not been abandoned.

(i)           Except as would not reasonably be expected to have a Material Adverse Effect, the rights of such Grantor in or to the Patents, Trademarks and Copyrights and other Intellectual Property owned by such Grantor, the operation of such Grantor’s business, and to such Grantor’s knowledge, the use of the Intellectual Property in connection therewith do not conflict with, infringe upon, misappropriate, dilute, misuse or otherwise violate the rights of any third party.  No claim has been asserted that the use of such Intellectual Property does or may infringe upon the rights of any third party, in either case, which conflict or infringement would reasonably be expected to have a Material Adverse Effect.  To such Grantor’s knowledge, there is currently no infringement or unauthorized use of any item of such Intellectual Property owned by such Grantor that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(j)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of, or such Grantor’s rights in, any Patent, Trademark or Copyright or other Intellectual Property owned by such Grantor in any respect that would reasonably be expected to have a Material Adverse Effect.  Such Grantor is not aware of any uses of any item of such Intellectual Property owned by such Grantor that could reasonably be expected to lead to such item becoming invalid or unenforceable including unauthorized uses by third parties and uses which would reasonably be expected to damage the goodwill of the business associated with any of the Trademarks owned by such Grantor and Trademark Licenses, which uses, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 4.03.                                Covenants.  (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Article 9 Collateral owned by it, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization.  Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.  Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.  Each Grantor agrees promptly to notify the Collateral Agent if any portion of the Article 9 Collateral with a value in excess of $2,500,000 owned or held by such Grantor is materially damaged or destroyed.

(b)           Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request (acting at the written direction of the Required Lenders), promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to show the identity, amount and location of any and all Article 9 Collateral.  Without limiting the foregoing, at the time of delivery of financial statements required by Section 5.04(a) or (b) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the Borrower setting forth a true, complete and correct list of Aircraft, Airframes and Engines leased outside of the United States as of a recent date.

(c)           Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the Borrower (a) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings recordings or registrations required hereunder, including all refilings, recordings and registrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 4.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).  Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III to this Agreement and Schedules 1, 2, 3 or 4 to the Aircraft Security Agreement, as applicable, all Intellectual Property and Aircraft Collateral (and exclusions thereto) of any Grantor in existence or owned by any Grantor on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

(d)           Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not constituting a Permitted Encumbrance.

(e)           Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request consistent with the collateral filings required under the Security Documents to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Patents or material Copyrights, Licenses, or Trademarks for which a Security Interest is required to be granted hereunder pursuant to the terms of the Loan Documents; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent (acting upon the written direction of the Required Lenders) of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.  Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(f)           The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right (acting at the written direction of the Required Lenders but, so long as no Event of Default has occurred and is continuing, no more than once per year), at the Grantors’ sole cost and expense, on reasonable advance notice and so long as an Event of Default has not occurred and is continuing, without interference with the operation, use, maintenance and lease of any Aircraft Collateral, to inspect the Aircraft Collateral and the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Aircraft Collateral or the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.07 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Aircraft Collateral and the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting, following the occurrence and during the continuance of an Event of Default, Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(g)           At its option, the Collateral Agent (acting at the written direction of the Required Lenders) may (after providing reasonable notice to the Grantors) discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(h)           If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(i)           Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(j)           None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Aircraft Collateral or Article 9 Collateral or shall grant any other Lien in respect of the Aircraft Collateral or Article 9 Collateral, except as permitted by the Credit Agreement, and if applicable, the Aircraft Security Agreement.  None of the Grantors shall make or permit to be made any transfer of the Aircraft Collateral or Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that (i) Inventory may be sold , swapped, or exchanged in the ordinary course of business, and (ii) the Grantors may use and dispose of the Article 9 Collateral and the Aircraft Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document unless and until the Administrative Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and has notified Grantors that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Aircraft Collateral or Article 9 Collateral.  Without limiting the generality of the foregoing, each Grantor agrees that it shall be permitted to transfer control or possession of Inventory to a warehouseman, agent, bailee, consignee or processor; provided that in the event that the value of any Inventory is in excess of $2,500,000 (based on the Grantors’ book value thereof), such warehouseman, agent, bailee, consignee or processor shall have been notified of the Security Interest and shall have acknowledged pursuant to a notice of interest that such warehouseman, agent, bailee, consignee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and, following the occurrence and during the continuance of an Event of Default, shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee, consignee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided, however, for Aircraft Collateral which is Inventory, the terms of the Aircraft Security Agreement shall govern the Grantors’ obligations with respect to any warehouseman, agent, bailee, consignee or processor in control or possession of such level of Inventory.

(k)           None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(l)           The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of the Credit Agreement and, with respect to the Aircraft Collateral, in accordance with the requirements of the Aircraft Security Agreement.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent (acting at the written direction of the Required Lenders) may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Required Lenders deem advisable.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

(m)           Each Grantor shall maintain records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

(n)           On each and every occasion that any Grantor acquires any Aircraft Collateral or registers any Aircraft Collateral in connection with a lease thereof, such Grantor shall comply with the requirements set forth in Section 2.17 of the Aircraft Security Agreement.

SECTION 4.04.                                Reserved.

SECTION 4.05.                                Covenants Regarding Patent, Trademark and Copyright Collateral.

(a)           Each Grantor agrees that it will not do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent acquired after the date of this Agreement that is material to the conduct of such Grantor’s business may become forfeited, abandoned, invalidated or dedicated to the public, and agrees that it shall mark any products covered by any such Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b)           Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark acquired after the date of this Agreement that is material to the conduct of such Grantor’s business, (i) continue to use such Trademark and maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights and (v) not do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(c)           Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright that is acquired after the date of this Agreement, (i) continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws, (ii) not do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired and (iii) not do any act whereby any material portion of the Copyrights may fall into the public domain.

(d)           Each Grantor (either itself or through its licensees or sublicensees) will not do any act that knowingly uses any Intellectual Property that is material to the conduct of its business to infringe the intellectual property rights of any other Person.

(e)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file (i) an application for any Patent, Trademark or Copyright, (ii) for the registration of any Trademark or Copyright or (iii) a statement to allege use (or the equivalent) for any trademark application or service mark application with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless, if such Patents, Trademarks and/or Copyrights is material to the conduct of its business, it promptly informs the Collateral Agent, and executes and delivers any and all agreements, instruments, documents and papers as are necessary to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f)           Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain each issued Patent and each registration of the Trademarks and Copyrights acquired after the date of this Agreement that is material to the conduct of its business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(g)           Each Grantor agrees that, should it obtain an ownership interest in any  Intellectual Property that is material to the conduct of its business which is not, as of the date hereof, a part of the Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of this Section 4.05 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of Trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Article 9 Collateral, (iii) it shall give prompt written notice thereof to the Collateral Agent in accordance herewith, and (iv) it shall provide the Collateral Agent promptly with an amended Schedule III and execute, deliver and have recorded any and all agreements, instruments, documents and papers as are required to evidence the security interest of the Collateral Agent and the Secured Parties in such After-Acquired Intellectual Property and general intangibles of such Grantor relating thereto or represented thereby.

SECTION 4.06.                                Covenants Regarding Aircraft Collateral.

(a)           (a) Each Grantor agrees that it will maintain the Aircraft Collateral in accordance with the terms and conditions of Article 2 of the Aircraft Security Agreement.

(b)           Schedule 5 to the Aircraft Security Agreement sets forth a true and complete list of all Aircraft Collateral registered under the laws of any foreign nation as of the Closing Date.

(c)           If and whenever the Grantors shall wish to add another Spare Parts Location, the Grantors (i) will furnish to the Collateral Agent a supplement to the Aircraft Security Agreement in such form as attached to the Aircraft Security Agreement and (ii) comply with the other terms and conditions of Section 2.05 of the Aircraft Security Agreement.

ARTICLE V

Remedies

SECTION 5.01.                                Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand (acting at the written direction of the Required Lenders), and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times:  (a) with respect to any Article 9 Collateral consisting of Intellectual Property to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent (or its nominees or designees), or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral on such terms and conditions and in such manner as the Collateral Agent (acting at the written direction of the Required Lenders) shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent (acting at the written direction of the Required Lenders) shall deem appropriate.  The Collateral Agent (acting at the written direction of the Required Lenders) shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 20 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent (acting at the written direction of the Required Lenders) may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent (acting at the written direction of the Required Lenders) may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02.                                Application of Proceeds.  Following the occurrence and during the continuance of an Event of Default all payments (together with the proceeds of any collection of Collateral  or “Collateral” granted under any other Security Document) shall be applied as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with the sale of Collateral granted hereunder and under the other Security Documents, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Security Document;

SECOND, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (to the extent not reimbursed under the preceding paragraph) in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

THIRD, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03.                                Grant of License to Use Intellectual Property.  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent (acting at the written direction of the Required Lenders), upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04.                                Securities Act.  In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent (acting at the written direction of the Required Lenders) were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent (acting at the written direction of the Required Lenders), in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent (acting at the written direction of the Required Lenders), in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 5.05.                                Registration.  Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent (acting at the written direction of the Required Lenders) desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent (acting at the written direction of the Required Lenders), use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or desirable to permit the public sale of such Pledged Collateral.  Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses of legal counsel to the Collateral Agent), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein.  Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent (acting at the written direction of the Required Lenders) and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01.                                Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment of an obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02.                                Contribution and Subrogation.  Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor or Grantor).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

SECTION 6.03.                                Subordination.  (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of the Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b)           Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01.                                Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02.                                Waivers; Amendment.  (a) No failure or delay by the Collateral Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.03.                                Collateral Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b)           Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)           Without limiting the application of Section 7.03(b) hereof and without duplication of the Borrower’s obligations under Section 9.05 of the Credit Agreement, each Grantor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind of nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(d)           To the extent not duplicative of Section 9.05(b) of the Credit Agreement and without limiting the application of 7.03(b) or (c) hereof, each Grantor agrees, jointly and severally, to pay, indemnify, and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Grantor in this Agreement, any other Loan Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document.

(e)           Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any investigation made by or on behalf of the Collateral Agent or any other Secured Party or the resignation or removal of the Collateral Agent to the extent such claim relates to The Bank of New York Mellon’s capacity as Collateral Agent hereunder.  All amounts due under this Section 7.03 shall be payable on written demand therefor.

SECTION 7.04.                                Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05.                                Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 7.06.                                Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.07.                                Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or uneforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.08.                                Right of Set-Off.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Guarantor against any of and all the obligations of such Subsidiary Guarantor now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

SECTION 7.09.                                Governing Law; Jurisdiction; Consent to Service of Process.  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)           Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

(c)           Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.10.                                WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11.                                Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.12.                                Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

SECTION 7.13.                                Termination or Release.  (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(b)           A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)           Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)           Upon the delivery by the Borrower of an Officer’s Certificate in the form of Exhibit H to the Aircraft Security Agreement in connection with the incurrence of secured Indebtedness permitted under the Credit Agreement, and without the consent of any Lender, Collateral Agent will promptly, at Grantor’s cost and expense, execute and authorize or consent to the filing and/or delivery of such lien releases and/or disclaimer statements (in form and substance reasonably satisfactory to the Collateral Agent) as are requested under and attached to such Officer’s Certificate.

(e)           In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents (in form and substance reasonably satisfactory to the Collateral Agent) that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.14.                                Additional Subsidiaries.  Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary, except as otherwise provided in Section 5.12 of the Credit Agreement.  Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.15.                                Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the may be necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right (acting at the written direction of the Required Lenders), upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a final, non-appealable order of a court of competent jurisdiction.

SECTION 7.16.                                Liability of the Collateral Agent.  The parties hereto agree that  the Collateral Agent shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to the Collateral Agent under the Credit Agreement in connection with its execution of this Agreement  and the performance of its duties hereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALLEGIANT TRAVEL COMPANY

By:  ______________________________________
Name:
Title:

[GUARANTOR SUBSIDIARY]

By:  ______________________________________
Name:
Title:

THE BANK OF NEW YORK MELLON,
AS COLLATERAL AGENT,

By:  ______________________________________
Name:
Title:

Schedule I
to the Guarantee and
Collateral Agreement

SUBSIDIARY GUARANTORS

Allegiant Travel Company owns 100% of the following subsidiaries:
Allegiant Air, LLC
Allegiant Vacations, LLC
AFH, Inc.
Allegiant Information Systems, Inc.
Sunrise Asset Management, LLC

I-1

Schedule II
to the Guarantee and
Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests
Allegiant Air, LLC	1	Allegiant Travel Company	6,683,333 Shares	100%
Allegiant Vacations, LLC	1	Allegiant Travel Company	100,000 Shares	100%
AFH, Inc.	1	Allegiant Travel Company	1,000 Common Stock	100%
Allegiant Information Systems, Inc.	1	Allegiant Travel Company	1,000 Common Stock	100%
Sunrise Asset Management, LLC	1	Allegiant Travel Company	100,000 Shares	100%

II-1

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date	Grantor
[…***…]	[…***…]	August 28, 2008		Allegiant Travel Company
[…***…]	[…***…]	March 12, 2010		Allegiant Travel Company
[…***…]	[…***…]	March 26, 2010		Allegiant Travel Company
[…***…]	[…***…]	March 31, 2010		Allegiant Travel Company
[…***…]	[…***…]	May 13, 2010		Allegiant Travel Company
[…***…]	[…***…]	February 10, 2009		Allegiant Air, LLC

III-1

Schedule III
to the Guarantee and
Collateral Agreement

INTELLECTUAL PROPERTY

ALLEGIANT TRAVEL COMPANY

U.S. Copyrights

None

Licenses/Sublicenses as Licensor on Date Hereof

No material licenses

Licenses/Sublicenses as Licensee on Date Hereof

No material licenses

U.S. Trademarks

III-2

Trademark	Owner Name	United States	Canada	Mexico	Comments
ALLEGIANT®	Allegiant Travel Company	Have registration 3,841,042	1,469,734 (Application filed 2-16-2010)	Have registration 1171162	Have U.S. and Mexico registrations. Application filed by foreign associate in Canada.
ALLEGIANT AIR®	Allegiant Travel Company	Have registration 2,444,756	1,469,735 (Application filed 2-16-10)	Have registration 1,148,048	Application filed in Canada. U.S. assignment of ownership filed and updated.
ALLEGIANT and Design (logo)®	Allegiant Travel Company	85/232,134 (Application filed 2-2-11)			U.S. application filed. Foreign associates to file in Canada and Mexico.
ALLEGIANT PUBLISHING™	Allegiant Travel Company	77/922,494 (Notice of Allowance 8-10-10. First extension request granted. Statement of use due 8-10-11)	No	No	Application to be filed in U.S. only.
ALLEGIANT TRAVEL COMPANY®	Allegiant Travel Company	Have registration 3,355,590	Have registration 1,364,366	Have registration 1,054,807	Have registrations in all three countries.
ALLEGIANT VACATIONS™	Allegiant Travel Company	77/922,571 (Notice of Allowance 8-10-10. First extension request granted. Statement of use due 8-10-11)	1,469,736 (Application filed 2-16-2010)	Have registration 1190975	U.S. and Canada applications pending.
MY ALLEGIANT™	Allegiant Travel Company	85/137,715 (9-24-10)			U.S. application filed. Foreign associates to file in Canada and Mexico.
SUNSEEKER®	Allegiant Travel Company	Have registration 3,885,243	No	No	U.S. only.
SUNRISE ASSET MANAGEMENT™	Sunrise Asset Management, LLC	77/922,581 (Notice of Allowance 8-10-10. First extension request granted. Statement of use due 8-10-11)	No	No	Application to be filed in U.S. only.
TRAVEL IS OUR DEAL™	Allegiant Travel Company	85/137,739 (9-24-10)			U.S. application filed. Foreign associates to file in Canada and Mexico.
TRIP FLEX™	Allegiant Travel Company	85/043,677 (Application filed 5-20-10); response to office action due 3-8-11	Application filed 7-27-10; response to office action due 5-18-11	Have registration 1190015	Applications pending in U.S. and Canada.

III-3

U.S. Patents

None

Other Intellectual Property

AIS Operating System

III-4

Exhibit I to the
Guarantee and
Collateral Agreement

SUPPLEMENT NO. [-] dated as of [-], 20__, to the Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”) dated as of March 10, 2011 (this “Supplement”), among ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, (“BNYM”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A.           Reference is made to the Credit Agreement dated as of March 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, Citadel Securities Trading LLC, as Administrative Agent and BNYM, as Collateral Agent.

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.

C.           The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make the Loans.  Section 7.14 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.                      In accordance with Section 7.14 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Guarantor, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary.  Each reference to a “Guarantor” or “Grantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

Ex. I-1

SECTION 2.                      The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.                      This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                      The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all material Intellectual Property of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.                      Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.                      THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                      In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Ex. I-2

SECTION 8.                      All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 9.                      The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

Ex. I-3

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:  ________________________
        Name:
        Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

THE BANK OF NEW YORK MELLON,
AS COLLATERAL AGENT

By:  ________________________
        Name:
        Title:

Ex. I-4

Schedule I
to Supplement No. __ to the
Guarantee and
Collateral Agreement

LOCATION OF COLLATERAL

Description                                                                      Location

Ex. I-5

Schedule II
to Supplement No. ____ to the
Guarantee and
Collateral Agreement

PLEDGED SECURITIES

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Ex. V-6

Schedule III
to Supplement No. ____ to the
Guarantee and
Collateral Agreement

INTELLECTUAL PROPERTY

[Company]

U.S. Copyrights

Licenses/Sublicenses as Licensor on Date Hereof

Licenses/Sublicenses as Licensee on Date Hereof

U.S. Trademarks

Mark	Reg. Date	Reg. No

U.S. Patents

Ex. V-7

Exhibit II to the
Guarantee and
Collateral Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

Ex. II-1

Exhibit III to the
Guarantee and
Collateral Agreement

FORM OF AIRCRAFT SECURITY AGREEMENT

[SEE EXHIBIT I TO THE CREDIT AGREEMENT]

Ex. III-1

Exhibit IV to the
Guarantee and
Collateral Agreement

FORM OF PERFECTION CERTIFICATE

Ex. IV-1

Exhibit V to the
Guarantee and
Collateral Agreement

FORM OF ACKNOWLEDGEMENT, CONSENT AND CONTROL AGREEMENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 10, 2011 made by [ ] (the “Pledgor”), the other grantors thereunder and The Bank of New York Mellon, as Collateral Agent (the “Guarantee and Collateral Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Guarantee and Collateral Agreement).  The undersigned agrees for the benefit of the Collateral Agent and the Lenders as follows:

1.           The undersigned will be bound by the terms of the Guarantee and Collateral Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.           The undersigned will note in its records the Lien of the Collateral Agent in the Collateral.

3.           The undersigned does not know of any claim or interest in the Pledged Securities, except for claims and interests of the parties referred to in the Guarantee and Collateral Agreement.

4.           In the event any Pledged Security is an “uncertificated security” (as such term is defined in Article 8 of the Uniform Commercial Code in effect in the State of New York (the “NY UCC”)), [Name of LLC] is the issuer of such uncertificated security and the Pledgor is the beneficial owner of such uncertificated security.

5.           The State of New York is, and will continue to be, the undersigned’s jurisdiction for purposes of Section 8-110(d) of the NY UCC so long as the security interest in the Pledged Securities shall remain in effect.

6.           Upon the occurrence and during the continuance of an Event of Default, the undersigned will comply with all notifications and directions it receives concerning any Pledged Security originated by the Collateral Agent without further consent by the Pledgor.

Ex. V-1

[NAME OF LLC] By: Title: Address for Notices: ___________________________ ___________________________ Fax:

Ex. V-2